Deutsche Bank AG New York Branch
60 Wall Street
New York, New York 10005
Dated as of August 11, 2021
Choice Hotels International, Inc. 1 Choice Hotels Circle Suite 400 Rockville, Maryland 20850 Attention: Scott Oaksmith, Senior Vice President, Finance
Re: $600,000,000 Amended and Restated Senior Unsecured Credit Facility
Choice Hotels International, Inc. Extension Confirmation

Ladies and Gentlemen:

Reference is made to (i) the Amended and Restated Senior Unsecured Credit Agreement dated as of August 20, 2018 (as amended, amended and restated, supplemented or otherwise modified to date, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined), by and among Choice Hotels International, Inc., a Delaware corporation (the “Borrower”), the Lenders, Deutsche Bank AG New York Branch, as Administrative Agent, Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A. and Wells Fargo Securities, LLC, as the Joint Lead Arrangers and the Joint Book Running Managers, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents and Wells Fargo Bank, National Association as Swingline Lender and (ii) that certain letter dated July 6, 2021 from the Borrower to the Administrative Agent requesting that each Lender extend such Lender’s current Maturity Date by one year (from August 20, 2025 to August 20, 2026) (the “Extension Request”).

The Administrative Agent hereby confirms (a) the Administrative Agent’s receipt from the Borrower of an extension fee, paid to the Administrative Agent for the ratable account of each undersigned Extending Lender (as defined in the Credit Agreement), in an amount equal to 4 bps multiplied by each such Extending Lender’s Commitment as of the date hereof (the “Extension Fee”), (b) that each Extending Lender has consented to the Extension Request, subject to such Extending Lender’s receipt of the Extension Fee and (c) the extension of the Maturity Date of the Facility with respect to each Extending Lender, with the New Maturity Date being August 20, 2026 (or such earlier date on which the Commitments may terminate in accordance with clauses (b), (c) or (d) of the definition of “Maturity Date” in the Credit Agreement).
The Administrative Agent, the Borrower and each undersigned Extending Lender acknowledge that in accordance with Sections 2.11(c) and 2.28(c) of the Credit Agreement, the Loans and Commitments of the Lenders that are not Extending Lenders may be repaid and terminated on their applicable Maturity Date. The Commitment of each Lender as of the date hereof is set forth in Exhibit A attached hereto.
The Borrower hereby confirms that the Credit Agreement and each of the other Loan Documents (as so extended) are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this letter by facsimile or other electronic means shall be as effective as delivery of a manually executed counterpart of this letter.

Yours truly,

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By: /s/ David Goodman_________________________
Name: David Goodman
Title: Managing Director

By: /s/ Richard Meth __________________________
Name: Richard Meth
Title: Managing Director

ACKNOWLEDGED AND AGREED:

CHOICE HOTELS INTERNATIONAL, INC., a Delaware corporation, as Borrower

By: /s/ Scott Oaksmith______________________
Name: Scott Oaksmith
Title: Senior Vice President, Finance

ACKNOWLEDGED AND AGREED:

DEUTSCHE BANK AG NEW YORK BRANCH, as an Extending Lender

By: /s/ Ming K Chu Name: Ming K Chu Title: Director

By: /s/ Marko Lukin Name: Marko Lukin Title: Vice President

ACKNOWLEDGED AND AGREED:

JPMORGAN CHASE BANK, N.A., as an Extending Lender

By: /s/ Chiara Carter___________________________
Name: Chiara Carter
Title: Managing Director

ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Extending Lender

By: /s/ Enn Lloyd_____________________________
Name: Enn Lloyd
Title: SVP

ACKNOWLEDGED AND AGREED:

BANK OF AMERICA, N.A., as an Extending Lender

By: /s/ Kyle Pearson__________________________
Name: Kyle Pearson
Title: Vice President

ACKNOWLEDGED AND AGREED:

TRUIST BANK, as an Extending Lender

By: /s/ J. Matthew Rowand_______________________
Name: J. Matthew Rowand
Title: Director

ACKNOWLEDGED AND AGREED:

U.S. BANK NATIONAL ASSOCIATION, as an Extending Lender

By: /s/ Steven L. Sawyer_____________________________
Name: Steven L. Sawyer
Title: Senior Vice President

ACKNOWLEDGED AND AGREED:

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as an Extending Lender

By: /s/ Brook Miller____________________
Name: Brook Miller
Title: Executive Director

ACKNOWLEDGED AND AGREED:

CAPITAL ONE, NATIONAL ASSOCIATION, as an Extending Lender

By: /s/ Benjamin Lucas________________________
Name: Benjamin Lucas
Title: Vice President

ACKNOWLEDGED AND AGREED:

GOLDMAN SACHS BANK USA, as an Extending Lender

By: /s/ Kevin Raisch__________________________
Name: Kevin Raisch
Title: Authorized Signatory

ACKNOWLEDGED AND AGREED:

PNC BANK, NATIONAL ASSOCIATION, as an Extending Lender

By: /s/ David Notaro_______________________
Name: David Notaro
Title: Senior Vice President

Exhibit A

Commitments

Five Year Tranche Lender Name and Address	Commitment	Pro Rata Percentage
Deutsche Bank AG New York Branch c/o DB Services New Jersey, Inc. 5022 Gate Parkway, Suite 400 Jacksonville, Florida 32256 Attention: Phelecia Parke	$75,000,000.00	12.5%
Wells Fargo Bank, N.A. 7711 Plantation Road Roanoke, Virginia 24019 Facsimile: (866) 270-721 Attention: Wholesale Loan Servicing, Roanoke Loan Center	$75,000,000.00	12.5%
Bank of America, N.A. 101 N Tryon Street Charlotte, North Carolina 28255 Facsimile: (312) 453-4750 Attention: Kavitha Thakur, Credit Service Representati	$60,000,000.00	10.00%
Truist Bank 211 Perimeter Center Parkway Atlanta, Georgia 30346 Facsimile: (801) 567-626 Attention: Charlene Conley, Operations Analys	$60,000,000.00	10.00%
US Bank, National Association 401 City Center Oshkosh, Wisconsin 54901 Facsimile: (920) 237-799 Attention: CLS Syndication Service	$50,000,000.00	8.34%
Fifth Third Bank 5050 Kingsley Drive Cincinnati, Ohio 45227 Facsimile: (513) 358-3480 Attention: Joyce Elam, Commercial Participation Analyst	$36,250,000.00	6.04%
Capital One, National Association 6200 Chevy Chase Drive Laurel, Maryland 20707 Facsimile: (855) 267-0849 Attention: Richard Fath, Sr. Ops Coordinato	$36,250,000.00	6.04%
Goldman Sachs Bank USA 200 West Street New York, NY 10282 Facisimile: (212) 902 1099 Attention: Loan Operations	$36,250,000.00	6.04%
PNC Bank, National Association 249 Fifth Avenue One PNC Plaza Pittsburgh, Pennsylvania 15222 Facsimile: (866) 641-275 Attention: Derrell Groce	$36,250,000.00	6.04%
JPMorgan Chase Bank, N.A. 10 South Deaborn L2 Chicago, Illinois 60603 Facsimile: (214) 307-687 Attention: Jitesh Chaurasia, Deal Administrator	$75,000,000.00	12.5%
Subtotal	$540,000,000.00	90.00%
Four Year Tranche Lender Name and Address	Commitment	Pro Rata Percentage
Barclays Bank PLC c/o Barclays Loan Operations 10, South Colonnade London, United Kingdom E14 4P Facsimile: +44 (0) 20 7516 386 For ABR and Swingline Loans only: Barclays Bank PLC London c/o Barclays Capital Services LLC Global Services Unit as US Dollar Funding Administrator 700 Prides Crossing Newark, Delaware 19713 Facsimile: (201) 510-8101	$60,000,000.00	10.00%
Subtotal	$60,000,000.00	10.00%
TOTAL:	$600,000,000.00	100%